Risks and Uncertainities	12 Months Ended
Dec. 31, 2024
Risks and Uncertainities [Abstract]
RISKS AND UNCERTAINITIES

16.    RISKS AND UNCERTAINITIES

Credit risk

The assets that are potentially subject to a significant concentration of credit risk primarily consist of cash and accounts receivable.

The Company believes that there is no significant credit risk associated with cash in Hong Kong, which were held by reputable financial institutions in the jurisdiction where Cre8 Hong Kong is located. The Hong Kong Deposit Protection Board pays compensation up to a limit of HK$500,000 (approximately US$64,111) if a bank, which an individual/a company deposits with, fails. As of December 31, 2024, cash balance of HK$12,625,916 (US$1,625,439) was maintained at financial institutions in Hong Kong and approximately HK$500,000 was insured by the Hong Kong Deposit Protection Board.

As of December 31, 2023 and 2024, HK$375,651 and HK$1,221,016 (US$157,191) was deposited with financial institutions located in the PRC, which were not federally insured, respectively. The Company has not experienced any losses in such accounts and believes it is not exposed to significant credit risk.

The Company has designed credit policies with an objective to minimize their exposure to credit risk. The accounts receivable is short term in nature and the associated risk is minimal. The Company conducts credit evaluations of customers and generally requires certain amounts of deposits after signing the contracts. The Company periodically evaluates the creditworthiness of the existing customers by determining an allowance for expected credit losses primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers.

Customers concentration risk

For the years ended December 31, 2023 and 2024, no customers accounted for more than 10% of revenue.

As of December 31, 2023, no customers accounted for more than 10% of accounts receivable. As of December 31, 2024, one customer accounted for 12.2% of accounts receivable.

Vendor concentration risk

For the years ended December 31, 2023, and 2024, no vendor accounted for more than 10% of total cost of revenue.

As of December 31, 2023, three vendors accounted for 25.5%, 24.4% and 13.2% of the total balance of accounts payable, respectively. As of December 31, 2024, four vendors accounted for 29.3%, 22.9%, 15.4% and 10.3% of the total balance of accounts payable, respectively.

Interest rate risk

The Company’s exposure to fair value interest rate risk mainly arises from its fixed deposits with banks. It also has exposure to cash flow interest rate risk which mainly arises from its deposits with banks.

In respect of the exposure to cash flow interest rate risk arising from the floating rate of non-derivative financial instruments held by the Company, such as cash, at the end of the reporting period, the Company is not exposed to significant interest rate risk as the interest rates of cash at bank are not expected to change significantly.

Foreign currency risk

Foreign currency risk is the risk of holding of foreign currency assets will affect the Company’s financial position as a result of a change in foreign currency exchange rates.

The Company’s monetary assets and liabilities are mainly denominated in HK$, US$ and RMB, which are the same as the functional currencies of the relevant Company entities. Hence, the currency risk is considered insignificant. The Company currently does not have a foreign currency hedging policy to eliminate the currency exposures. However, the Company monitors the related foreign currency exposures closely to consider the need for hedging.

Market and geographic risk

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.